                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY



                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and MICHAEL C. KEARNEY, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 2002.


                                       /s/ Kenneth S. McCormick
                                       ------------------------
                                       Kenneth S. McCormick

                                POWER OF ATTORNEY



                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and MICHAEL C. KEARNEY, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 2002.



                                       /s/ Richard C. Seaver
                                       ---------------------
                                       Richard C. Seaver

                                POWER OF ATTORNEY



                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and MICHAEL C. KEARNEY, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 2002.



                                       /s/ Richard A. Archer
                                       ---------------------
                                       Richard A. Archer

                                POWER OF ATTORNEY



                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and MICHAEL C. KEARNEY, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 2002.



                                       /s/ Jerry S. Cox
                                       ----------------
                                       Jerry S. Cox

                                POWER OF ATTORNEY



                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and MICHAEL C. KEARNEY, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 2002.



                                       /s/ Gordon B. Crary, Jr.
                                       ------------------------
                                       Gordon B. Crary, Jr.

                                POWER OF ATTORNEY



                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and MICHAEL C. KEARNEY, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 2002.



                                       /s/ Patrick T. Seaver
                                       ---------------------
                                       Patrick T. Seaver

                                POWER OF ATTORNEY



                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and MICHAEL C. KEARNEY, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 2002.



                                       /s/ T. Don Stacy
                                       ----------------
                                       T. Don Stacy

                                POWER OF ATTORNEY



                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and MICHAEL C. KEARNEY, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 2002.



                                       /s/ Lew O. Ward
                                       ---------------
                                       Lew O. Ward

                                POWER OF ATTORNEY



                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

                  NOW, THEREFORE, the undersigned, in his capacity as an officer of the Company, does hereby appoint CHRISTOPHER T. SEAVER as his true and lawful attorney, with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as an officer of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorney shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 2002.



                                       /s/ Michael C. Kearney
                                       ----------------------
                                       Michael C. Kearney

                                POWER OF ATTORNEY



                  WHEREAS, HYDRIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

                  NOW, THEREFORE, the undersigned in his capacity as a director and officer of the Company, does hereby appoint MICHAEL C. KEARNEY as his true and lawful attorney, with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director and officer of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorney shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 2002.



                                       /s/ Christopher T. Seaver
                                       -------------------------
                                       Christopher T. Seaver